1 SECOND QUARTER FISCAL YEAR 2017 Earnings Conference Call & Presentation May 10, 2017 at 9:00 a.m. CT (10:00 a.m. ET)

2 Second Quarter Fiscal Year 2017 Welcome to Nexeo’s Earnings Conference Call and Presentation May 10, 2017 beginning at 9:00 a.m. CT (10:00 a.m. ET) …Please stand by, we will begin momentarily Dial-In Information Domestic: +1.844.412.1004 International: +1.216.562.0451 Passcode: 16639779

3 Agenda and Management Introductions 1 INTRODUCTIONS AND SAFE HARBOR 2 BUSINESS COMMENTARY 3 FINANCIAL PERFORMANCE 4 OUTLOOK AND CLOSING REMARKS Michael Everett VP, Treasurer, FP&A, Investor Relations David Bradley President & Chief Executive Officer Ross Crane Executive VP & Chief Financial Officer David Bradley President & Chief Executive Officer 5 Q&A

4 Non-GAAP Financial Measures and Safe Harbor Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, Adjusted EBITDA and Net Debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, Adjusted EBITDA and Net Debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, Adjusted EBITDA and Net Debt to the most comparable GAAP financial measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts. Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. The Company’s future results will depend upon various risks and uncertainties, including the risks and uncertainties discussed in the Company’s SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. The Company does not intend to provide all information enclosed in this presentation on an ongoing basis.

BUSINESS COMMENTARY David Bradley President & Chief Executive Officer

Second Quarter Performance and Achievements 6 Attractive Industry Growth Characteristics  Revenue increased 6% to $918 million, driven by volume growth of 4% and strong price execution  Net loss for the quarter of $1 million, included a $10 million non-cash net charge related to deferred consideration  Excluding non-cash charges, net income increased over 3x from last year’s second quarter  Adjusted EBITDA* increased over 10% to $46 million  Nine new specialty supplier authorizations fiscal year to date  New transportation management system continues to promote efficiency and represents a key element of this year’s productivity initiatives  Acquisition of Ultra Chem  High growth specialty chemical distribution business with a market leading position in Mexico and emerging position in Central America  Proprietary acquisition process at an attractive purchase price  Complementary product-line portfolio and cultural fit *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure

FINANCIAL PERFORMANCE Ross Crane Chief Financial Officer

Fiscal Second Quarter 2017 Highlights

nexeo solutions

In millions (except per share data)	Successor	Predecessor	Variance	
	Three Months Ended Mar-31-2017	Three Months Ended Mar-31-2016	YoY	
	2Q-FY17	2Q-FY16	$	%
Sales and operating revenues				
Chemicals	$ 415.0	$ 389.0	26.0	6.7 %
Plastics	471.7	443.9	27.8	6.3 %
Other	31.0	29.3	1.7	5.8 %
Total sales and operating revenues	**917.7**	**862.2**	**55.5**	**6.4 %**
Gross profit				
Chemicals (1)	50.6	50.1	0.5	1.0 %
Margin	*12.2%*	*12.9%*	*(70) bps*	
Plastics (2)	45.8	44.8	1.0	2.2 %
Margin	*9.7%*	*10.1%*	*(40) bps*	
Other	5.8	6.4	(0.6)	(9.4)%
Total gross profit	**102.2**	**101.3**	**0.9**	**0.9 %**
Total gross profit margin	*11.1%*	*11.7%*	*(60) bps*	
SG&A (3)	80.0	76.7	(3.3)	(4.3)%
Transaction related costs	0.3	6.3	6.0	95.2 %
Change in fair value related to contingent consideration	10.0	-	(10.0)	**
Operating income	**11.9**	**18.3**	**(6.4)**	**(35.0)%**
Other income	0.2	0.9	(0.7)	(77.8)%
Interest expense, net	(12.4)	(15.4)	3.0	19.5 %
Net income (loss) from continuing operations before income taxes	**(0.3)**	**3.8**	**(4.1)**	**(107.9)%**
Income tax expense	0.8	1.8	1.0	55.6 %
Net income (loss) from continuing operations	**(1.1)**	**2.0**	**(3.1)**	**(155.0)%**
Net income from discontinued operations, net of tax	-	0.1	(0.1)	**
Net income (loss) Attributed to Nexeo Solutions, Inc.	**$ (1.1)**	**$ 2.1**	**(3.2)**	**(152.4)%**
Weighted average common shares outstanding - basic and diluted	76.7			
EPS - basic and diluted	**$ (0.01)**			
Adjusted EBITDA*	**$ 45.7**	**$ 41.4**	**$ 4.3**	**10.4 %**
Adjusted EBITDA* % of sales	**5.0%**	**4.8%**	***20 bps***	

(1) 2Q17 includes $1.3 million for additional depreciation expense related to the business combination
(2) 2Q17 includes $0.5 million for additional depreciation expense related to the business combination
(3) 2Q17 includes $1.3 million for additional depreciation and amortization expense related to the business combination
*Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure
**Not meaningful

Consolidated

- Volume up 4.0%
- Average selling prices up 2.3%

Chemicals

- Volume up slightly
- Average selling prices up 6.4%

Plastics

- Volume increased 8.6%
- Average selling prices down 2.1%



8

Key Balance Sheet Metrics

nexeo solutions

($ in millions)

Total Debt (1)


$838.7
$831.4
$918.4
Q2-FY16
Q1-FY17
Q2-FY17

Cash


$59.7
$33.3
$95.3
Q2-FY16
Q1-FY17
Q2-FY17

Net Debt (1)(2)


$779.0
$798.1
$823.1
Leverage (3)
4.1x
4.7x
4.8x
Q2-FY16
Q1-FY17
Q2-FY17

Working Capital (4)


$483.2
$473.8
$523.5
13.4%
14.0%
15.3%
Q2-FY16
Q1-FY17
Q2-FY17
Working Capital
Working Capital % LTM Sales

(1) Total debt and Net Debt include unamortized debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15

(2) Net Debt is a non-GAAP financial measure and is defined as long-term debt and capital lease obligations, net of discount and deferred financing costs, plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents; See appendix slides for a reconciliation of Net Debt to the most comparable GAAP financial measure

(3) Leverage is calculated as Net Debt divided by Adjusted EBITDA from continuing operations; See appendix slides for a reconciliation of Net Debt and Adjusted EBITDA to the most comparable GAAP financial measure

(4) Working capital is calculated as accounts receivable plus inventory less accounts payable

9

CLOSING REMARKS David Bradley President & Chief Executive Officer

Guidance Outlook and Assumptions 11 Ideal Consolidation Platform Attractive Industry Growth Characteristics  Fiscal year 2017 Guidance Outlook  Q3 and Q4 are seasonally our strongest performing quarters  Unit margins are back to historical norms going into the rest of the year  Modest increase in revenue and gross profit  Adjusted EBITDA* expected to grow ~10%  Fiscal year 2017 Assumptions  Minimal to moderate improvement in macro dynamics  Modest volatility in crude oil prices Item 2016 2017 Revenue $3,406 M Gross Profit $380 M SG&A $301 M FY Capex (1) $19 M Cash Tax $6 M D&A $58 M Cash Interest $50 M FY Adjusted EBITDA* $174 M ~10% Maintain Fiscal Year 2017 Guidance (1) Net of asset sales *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure

QUESTION AND ANSWER To ask a question live over the phone, please press * then the number 1 on your telephone keypad to queue our operator If your question has been answered or you wish to remove yourself from the queue, please press #

THANK YOU FOR ATTENDING We look forward to hosting you next quarter! Please feel free to reach out to our Investor Relations Personnel via the contact information below with any outstanding questions you have or if you would like to discuss our strategy and investment proposition in further detail +1.281.297.0856 Investor.Relations@nexeosolutions.com

Appendix

Capital Structure Summary 15 Shares Used For Basic and Fully Diluted EPS Calculation Share Count Average Common Shares Outstanding 76.7 million Shares Excluded From Basic and Fully Diluted EPS Calculation Share Count Founder Shares (1) 12.5 million Warrants (2) 5.8 million* Excess Shares (Deferred Cash Consideration) 5.2 million Note: For a complete description of the Founder Shares, Warrants and Deferred Cash Consideration, see the Company’s (i) Final prospectus related to the Registration Statement on Form S-3/A filed on 08/30/16, (ii) Current Report on Form 8-K filed with the SEC on 06/15/16, and (iii) Current Report on Form 8-K filed with the SEC on 03/22/16 (1) Founder Shares Vesting and Forfeiture: The Founder Shares vest as follows: (i) 50% of the Founder Shares vest on the first day that the last sale price of the Company’s Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period; and (ii) the remaining 50% of the Founder Shares vest on the first day that the last sale price of the Company’s common stock equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period; If none of the above vesting requirements are met, the Founder Shares will be forfeited on 06/09/26 (2) Warrants: 50,025,000 warrants are outstanding and have an exercise price of $5.75 per half share of common stock (25,012,500 shares of common stock issuable); Warrants expire 06/09/21 *Assumes cashless exercise and stock price of $15.00 per share; Full cash exercise would require $288 million from warrant holders

Non-GAAP Reconciliation

Nexeo Solutions, Inc. and Subsidiaries
Quarterly Adjusted EBITDA Reconciliation

($ in millions, Unaudited)

	Predecessor		Successor				
	Q2-FY16	Apr. 1-Jun. 8 2016(1)	Q2-FY16(2)	Q3-FY16(3)	Q4-FY16	Q1-FY17	Q2-FY17
Net income (loss)	$ 2.1	$ (20.2)	$ (1.5)	$ (15.5)	$ 8.7	$ (8.3)	$ (1.1)
Net (income) loss from discontinued operations	(0.1)	-	-	-	-	-	-
Interest expense, net	15.4	11.2	(0.4)	2.9	12.0	11.9	12.4
Income tax expense (benefit)	1.8	1.1	-	(1.3)	2.5	(2.7)	0.8
Depreciation and amortization	13.8	10.3	-	4.3	16.3	16.8	17.8
Other operating expenses, net (4)	8.4	29.9	1.9	24.1	6.9	16.1	15.8
Adjusted EBITDA from continuing operations	**$ 41.4**	**$ 32.3**	**$ -**	**$ 14.5**	**$ 46.4**	**$ 33.8**	**$ 45.7**

(1) Includes 69 days of operating activities
(2) On June 9, 2016, the Board of Directors approved a change in fiscal year end of the Company from December 31 to September 30; The periods above reflect a September 30 fiscal year end of the Successor
(3) Includes 22 days of the acquired business' operating activities
(4) See Non-GAAP Reconciliation: Quarterly – Other Operating Expenses, Net

16

Non-GAAP Reconciliation (continued) 17 (1) See Non-GAAP Reconciliation: Last Twelve Months Ending - Other Operating Expenses, Net Nexeo Solutions, Inc. and Subsidiaries LTM Adjusted EBITDA Reconciliation 03/31/2016 06/30/2016 09/30/2016 12/31/2016 03/31/2017 Net income (loss) $ 33.3 $ (21.2) $ (22.2) $ (34.7) $ (36.4) Net (income) loss from discontinued operations (0.1) (0.1) (0.1) (0.1) - Interest expense, net 62.5 60.4 56.5 53.0 50.4 Income tax expense (benefit) 6.1 4.1 5.4 1.4 0.4 Depreciation and amortization 53.6 55.1 58.3 61.5 65.5 Other operating expenses, net (1) 33.9 83.4 75.8 87.3 92.8 Adjusted EBITDA from continuing operations $ 189.3 $ 181.7 $ 173.7 $ 168.4 $ 172.7 Last Twelve Months Ending($ in millions, Unaudited)

Non-GAAP Reconciliation (continued)

nexeo solutions

Nexeo Solutions, Inc. and Subsidiaries
Quarterly Other Operating Expenses, Net

($ in millions, Unaudited)

	Predecessor		Successor				
	Q2-FY16	Apr. 1-Jun. 8 2016(1)	Q2-FY16(2)	Q3-FY16(3)	Q4-FY16	Q1-FY17	Q2-FY17
Management add-backs (4)	$ 1.3	$ 1.9	$ 0.1	$ 0.6	$ 3.4	$ 2.5	$ 3.4
Change in FV of contingent consideration obligations	-	-	-	-	(11.2)	10.6	10.0
Foreign exchange (gains) losses, net (5)	(0.3)	1.3	-	0.4	0.7	0.8	0.8
Management fees (6)	0.8	0.5	-	-	-	-	-
Compensation expense related to management equity plan (non-cash)	0.3	0.1	-	0.3	1.2	1.4	1.3
Gain on sale of Franklin Park facility	-	-	-	-	2.6	-	-
Inventory step up	-	-	-	6.9	6.9	-	-
Transaction and other transaction-related items (7)	6.3	26.1	1.8	15.9	3.3	0.8	0.3
Other operating expenses, net	**$ 8.4**	**$ 29.9**	**$ 1.9**	**$ 24.1**	**$ 6.9**	**$ 16.1**	**$ 15.8**

(1) Includes 69 days of operating activities
(2) On June 9, 2016, the Board of Directors approved a change in fiscal year end of the Company from December 31 to September 30; The periods above reflect a September 30 fiscal year end of the Successor
(3) Includes 22 days of the acquired business' operating activities
(4) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination
(5) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company's performance and facilitate more meaningful comparisons of performance to other fiscal periods
(6) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P.; In connection with the business combination, this agreement was terminated
(7) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items

18

Non-GAAP Reconciliation (continued)

nexeo solutions

Nexeo Solutions, Inc. and Subsidiaries
LTM Other Operating Expenses, Net

($ in millions, Unaudited)

	Last Twelve Months Ending				
	03/31/2016	06/30/2016	09/30/2016	12/31/2016	03/31/2017
Management add-backs (1)	$ 8.5	$ 8.4	$ 8.9	$ 9.8	$ 11.8
Change in FV of contingent consideration obligations	-	-	(11.2)	(0.6)	9.4
FY 2015 special one-time compensation incentives (2)	8.9	8.9	-	-	-
Foreign exchange (gains) losses, net (3)	1.9	3.2	2.6	2.9	4.0
Management fees (4)	4.1	3.3	2.2	1.3	0.5
Compensation expense related to management equity plan (non-cash)	1.2	1.3	2.2	3.3	4.3
Gain on sale of Franklin Park facility	-	-	2.6	2.6	2.6
Inventory step up	-	6.9	13.8	13.8	13.8
Transaction and other transaction-related items (5)	9.3	51.4	54.7	54.2	46.4
Other operating expenses, net	**$ 33.9**	**$ 83.4**	**$ 75.8**	**$ 87.3**	**$ 92.8**

(1) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination
(2) Special one-time compensation incentive approved by the Compensation Committee for fiscal year 2015 performance
(3) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company's performance and facilitate more meaningful comparisons of performance to other fiscal periods
(4) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P.; In connection with the business combination, this agreement was terminated
(5) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items

19

Non-GAAP Reconciliation (continued) 20 Nexeo Solutions, Inc. and Subsidiaries Net Debt Reconciliation Q2-FY16 Q1-FY17 Q2-FY17 Long-term debt and capital lease obligations, less current portion, net $ 798.0 $ 783.3 $ 871.3 Short-term borrowings and current portion of long-term debt and capital lease obligations 40.7 48.1 47.1 Total Debt 838.7 831.4 918.4 Cash and cash equivalents (59.7) (33.3) (95.3) Net Debt $ 779.0 $ 798.1 $ 823.1 Predecessor Successor ($ in millions, Unaudited)

NEXEO SOLUTIONS, INC.